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                                                                    EXHIBIT 23.1
                                                                    ------------

              Consent of Independent Certified Public Accountants


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated May 15, 1995 appearing on page 31 of BCT International, Inc.'s Annual Report on Form 10-K for the year ended February 28, 1995. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP

Fort Lauderdale, Florida
September 8, 1995